UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 21, 2005

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Director

Mr. Steven (Terry) Clontz has been elected to the Board of Directors of Equinix, Inc. (“Equinix”) effective April 21, 2005. Mr. Clontz filled a vacancy on the Board and the Board now consists of nine members, including Mr. Clontz. Mr. Clontz is not currently on any standing committees of the Board of Directors.

Mr. Clontz is the President and Chief Executive Officer of StarHub Ltd. For the year ended December 31, 2004, we recognized revenues from StarHub Ltd. and its subsidiaries (together, “StarHub”), of $129,000 and as of December 31, 2004, accounts receivable from StarHub was $13,000. For the year ended December 31, 2004, our purchases from StarHub were $441,000 and as of December 31, 2004, accounts payable to StarHub were $230,000.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release of Equinix, Inc. dated April 25, 2005 announcing the election of Mr. Clontz to the Equinix Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE:	April 25, 2005	By:	/s/ BRANDI L. GALVIN
Brandi L. Galvin
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release dated April 25, 2005.